[LETTERHEAD OF BDO SEIDMAN, LLP]

June 10, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on June 5, 2005, which was filed by our former client, Tectonic Network, Inc. on June 9, 2005. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,


/s/ BDO Seidman, LLP